Related Party Loans (Tables)	12 Months Ended
Dec. 31, 2014
Related Party Transactions [Abstract]
Schedule of Related Party Transactions [Table Text Block]
Total outstanding balances to the Company’s executive officers, directors and their related interests at are presented below. Total outstanding loans and unfunded commitments to these parties at December 31, 2014 and December 31, 2013 were $15.5 million and $23.0 million, respectively.

	December 31,
(in thousands)	2014	2013
Balance January 1	$18,620	$15,673
Additions	2,215	11,821
Change in director status	(2,456)	(36)
Repayments	(4,506)	(8,838)
Balance December 31	$13,873	$18,620